UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2004

                        PRIMUS KNOWLEDGE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

           Washington                    000-26273               91-1350484
------------------------------       -----------------       ------------------
        (State or other                 (Commission            (IRS Employer
jurisdiction of incorporation)          File Number)         Identification No.)

             1601 Fifth Street, Suite 1900 Seattle, Washington 98101
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (206) 834-8100
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Item 12. Results of Operations and Financial Condition

      On January 28, 2004, Primus Knowledge Solutions, Inc. issued a press release announcing its preliminary financial results for the quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is furnished pursuant to item 12 of Form 8-K.

      The information in this report, including the exhibit hereto, is furnished pursuant to Item 12 of Form 8-K, and is not deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of Primus Knowledge Solutions, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PRIMUS KNOWLEDGE SOLUTIONS, INC.
                                                (Registrant)

Dated: January 28, 2004               By: /s/ David M. Williamson
                                          --------------------------------------
                                      Name:   David M. Williamson
                                      Title:  Executive Vice President,
                                              Business Affairs, General Counsel
                                              and Corporate Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press release issued by the Company, dated January 28, 2004.